UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THE WEITZ FUNDS

Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Short-Intermediate Income Fund
Government Money Market Fund

S E M I - A N N U A L R E P O R T

September 30, 2006

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008 402-391-1980 800-304-9745 402-391-2125 FAX www.weitzfunds.com

THE WEITZ FUNDS

Seven Funds—One Investment Philosophy

                Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all seven of the Funds.

                “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

                We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

                We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

                Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

                We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

2

3

WEITZ EQUITY FUNDS

October 10, 2006

Dear Fellow Shareholder:

                What a difference a year makes. Last year at this time, our portfolios were down for the calendar year-to-date, and our trailing 12-months’ performance was underwhelming. Our stocks were getting cheaper, setting up the portfolios for future gains, but shareholders were definitely not cheering. Now, four quarters later, both relative and absolute results are good and we have a report that is more fun to deliver.

                The table below shows results over various measuring periods for our four equity Funds (after deducting all expenses), the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies). Although the shorter-term results are reasonably good, we believe the 10, 15, and 20-year results are the most meaningful.

	Total Returns*		Average Annual Total Returns*

	3-Mos.	9-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value	4.8%	10.3%	13.4%	11.4%	7.2%	13.8%	14.2%	13.2%
Partners Value**	5.3	11.3	14.7	11.4	6.6	13.9	14.6	13.6
Hickory	4.6	10.3	13.8	16.5	11.8	12.2	N/A	N/A
Partners III**	4.5	8.7	12.7	14.3	12.3	14.8	16.0	14.2

S&P 500	5.7	8.5	10.8	12.3	7.0	8.6	10.7	11.7
Russell 2000	0.4	8.7	9.9	15.5	13.8	9.1	N/A	N/A
Nasdaq Composite	4.1	3.0	5.8	8.8	9.2	6.8	10.2	9.8

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*
All performance numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available) and all Fund performance numbers are calculated after deducting fees and expenses.

**
As of December 31, 1993, the Partners Value Fund (“Partners Value”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership and as of December 30, 2005, the Partners III Opportunity Fund (“Partners III”) succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (together with Weitz Partners II Limited Partnership, the “Partnerships”). Wallace R. Weitz was the general partner and portfolio manager for the Partnerships and is a portfolio manager for Partners Value and Partners III. The investment objectives, policies and restrictions of Partners Value and Partners III are materially equivalent to those of the respective Partnerships. The performance information includes performance for the period before Partners Value and Partners III became investment companies registered with the Securities and Exchange Commission. During these periods, neither Partnership was registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If either Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

                So, what changed? A year ago, our stocks were suffering from neglect as the obsession with rising energy and commodity prices eclipsed less cyclical companies, and rising interest rates cast a pall over financial services companies. Now, with the world economy starting to slow, the U.S. housing market cooling, and the Federal Reserve no longer raising interest rates, investors seem to have rediscovered many of our stocks. These cyclical factors have little impact on the long-term growth in business value of our companies, but the uncertainty creates volatility. We make our investment living taking advantage of volatility, but we cannot control the timing. Hence, a lousy year once in a while, but a good long-term average rate of return with little risk of permanent loss of capital.

4

Portfolio Review

                A year ago, we wrote about a shift in our outlook for the companies in our portfolios. Our attitude change from “comfortable” to “excited” reflected the growing discounts to business value we saw in the prices of many of our core holdings, not just a personal mood swing. The prior year, while dreary, provided us the opportunity to capitalize on an environment in which our companies’ businesses performed well, but their stocks didn’t. (This explains why, seemingly perversely, we tend to get more upbeat as our stocks go down.)

                The six stocks we singled out as important positions that were especially cheap showed an average gain of 16% over the past twelve months. Fannie Mae (+27%) and Comcast (+28%) were especially strong, while Tyco (+2%) and Countrywide Financial (+8%) lagged. Berkshire Hathaway rose 17% and Liberty Media, in still another round of financial engineering, was split into two new entities which between them generated a 15% total return for the period.

                Going forward, all of these stocks remain important holdings. Countrywide seems especially attractive at 7-8 times expected 2007 earnings per share. Fannie Mae is gradually emerging from the clouds of accounting scandal and political debate over its future and we believe it has room for further gains. Berkshire Hathaway has been strong lately, but it still has huge cash reserves that we expect to see deployed more profitably through acquisitions of entire businesses and/or securities.

                Liberty Interactive and Liberty Capital both have further upside potential. Interactive owns QVC which continues to grow while generating prodigious amounts of free cash flow. Very little of the cash is needed in the business so most of it can be redeployed by John Malone to acquire complementary businesses or to buy back stock. Capital sells at a substantial discount to the underlying value of its (mostly passive) assets, and we believe Malone should be able to both grow the net asset value of the company and shrink the discount at which the stock sells.

                Tyco is in the process of a restructuring of its own. Early next year, it is expected to split into three separate companies—electronics, security and healthcare. The idea is that each business requires a different managerial approach and balance sheet structure and that each has a different natural shareholder constituency. Presumably, when investors are offered their choice of pure plays, they will pay more in the aggregate for the three companies than they did for Tyco the conglomerate. Whether the three new companies remain independent or are sold, we expect to realize $35+ per share from our Tyco holdings.

                Comcast is approaching our estimate of intrinsic value and we have trimmed our positions, but we believe it still has considerable growth ahead of it. Other major holdings such as Wal-Mart, UnitedHealth, AIG and Redwood Trust are still very attractive long-term investments, and several smaller companies have important roles, especially in the smaller funds—Hickory and Partners III. The tables on the “Portfolio Profile” page for each Fund show top-ten holdings, largest net purchases and sales, and net contributions to results (positive and negative) during the last quarter. Most of the buying and selling represented adding to favorite positions on weakness and trimming holdings of strong performers whose position sizes increased as their price-to-value relationships became less attractive.

                Finally, we should say a few words about Partners III and its short positions. While each of our other Funds own stocks and cash equal to 100% of their net assets, Partners III may borrow to buy additional shares of stocks we think are attractive and “hedge” the over-sized long positions by selling short securities we believe to be over-valued. We shorted the Nasdaq and S&P 500 in the late 1990’s when the mega-cap growth companies that drove those indexes seemed extremely over-valued. We are currently short small- and mid-cap indexes because they seem expensive relative to our stocks (many of which are large-caps these days). This may seem an unlikely departure from our “bottoms-up,” one-stock-at-a-time investment approach, but we believe that selling short over-valued stocks, individually or in groups, is just another form of value investing.

5

Outlook

                We still expect credit and liquidity problems to afflict individuals, hedge funds and financial institutions to some degree in the next year or two. The economy is very resilient and we are not expecting or predicting financial disaster. Nevertheless, it seems inevitable that fear and volatility will make life interesting for investors from time to time. Value investors welcome these times as opportunities to buy undervalued assets, but in the midst of these episodes, it takes courage to “recheck the story and buy more.” In fact, for all the attention paid to “stock picking,” we believe that our primary value added as investment managers may be our willingness to make contrary bets when our clients are most fearful and to take chips off the table when investors are overly-enthusiastic.

                We feel very good about our companies and their ability to play both offense and defense, whatever the economic environment, and we are cautiously optimistic about the outlook for our Funds. Please feel free to contact us if you have questions about our portfolios or investment strategies.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value	Co-manager Value and Partners Value
Portfolio Manager Hickory and Partners III

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

6

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7

FUND PERFORMANCE — VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1996	18.7%	22.9%	–4.2%
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Sept. 30, 2006 (9 months)	10.3	8.5	1.8

10-Year Cumulative Return ended Sept. 30, 2006	265.6	127.8	137.8
10-Year Average Annual Compound Return ended Sept. 30, 2006	13.8	8.6	5.2

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1996, through September 30, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2006 was 13.4%, 7.2% and 13.8%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

PORTFOLIO PROFILE — VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.6%	Media Content and Distribution	20.9%
Countrywide Financial	6.6	Mortgage Services	18.4
Tyco International	5.9	Consumer Products and Services	15.2
UnitedHealth Group	4.7	Financial Services	14.8
Liberty Media - Interactive	4.5	Healthcare	7.3
Fannie Mae	4.3	Diversified Industries	6.0
Washington Post	4.3	Telecommunications	3.7
Wal-Mart	4.2	Technology	3.2
American International Group	4.2	Gaming, Lodging and Leisure	2.0
Redwood Trust	4.2	Short-Term Securities/Other	8.5

	50.5%		100.0%

* As of September 30, 2006

Largest Net Purchases and Sales for Quarter Ended September 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

Dell	$39	Host Hotels & Resorts	$40
Harrah’s Entertainment (new)	18	Liberty Global	37
IAC/InterActiveCorp	12	Comcast	31
Countrywide Financial	11	Berkshire Hathaway	20
Apollo Group	6	Expedia	15
		Other (net)	52
	$86
			$195

		Net Portfolio Sales	$109

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2006

Positive ($mil)		Negative ($mil)

Liberty Global	$24	Countrywide Financial	$(14)
Liberty Media - Interactive	20	Washington Post	(7)
Fannie Mae	18	Career Education	(2)
American International Group	13	Washington Mutual	(2)
UnitedHealth Group	12	Cumulus Media	(2)
Other (net)	75
			$(27)
	$162

Net Portfolio Gains	$135

9

VALUE FUND
Schedule of Investments in Securities
September 30, 2006
(Unaudited)

	Shares	Value

COMMON STOCKS — 91.5%

Media Content and Distribution — 20.9%

Newspaper, Television, Radio and Programming — 13.9%
The Washington Post Co. - CL B	164,060	$120,912,220
Liberty Media Corp. - Capital - Series A*	1,285,000	107,387,450
News Corp. - CL A	3,500,000	68,775,000
CBS Corp. - CL B	1,559,400	43,928,298
Discovery Holding Co. - Series A*	2,480,000	35,860,800
Cumulus Media, Inc. - CL A*	1,500,000	14,340,000

		391,203,768

Cable Television — 7.0%
Liberty Global, Inc. - Series C*	3,435,157	86,085,034
Liberty Global, Inc. - Series A*	1,062,520	27,349,265
Comcast Corp. - CL A*	2,325,000	85,676,250
Adelphia Communications Corp. - CL A* #	3,535,000	123,725

		199,234,274

		590,438,042

Mortgage Services — 18.4%

Originating and Investing — 12.7%
Countrywide Financial Corp.	5,325,000	186,588,000
Redwood Trust, Inc.†	2,330,000	117,362,100
Newcastle Investment Corp.	1,100,000	30,151,000
CBRE Realty Finance, Inc.#	1,350,000	19,656,000
Opteum, Inc.	700,000	5,635,000

		359,392,100

Government Agency — 5.7%
Fannie Mae	2,190,000	122,442,900
Freddie Mac	588,700	39,048,471

		161,491,371

		520,883,471
Consumer Products and Services — 15.2%

Retailing — 14.2%
Liberty Media Corp. - Interactive - Series A*	6,205,000	126,457,900
Wal-Mart Stores, Inc.	2,420,000	119,354,400
IAC/InterActiveCorp*	3,141,784	90,357,708
Expedia, Inc.*	4,100,000	64,288,000

		400,458,008

The accompanying notes form an integral part of these financial statements.
10

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Education — 1.0%
Apollo Group, Inc. - CL A*	566,400	$27,889,536

		428,347,544

Financial Services — 14.8%

Insurance — 11.9%
Berkshire Hathaway, Inc. - CL B*	68,000	215,832,000
American International Group, Inc.	1,800,000	119,268,000

		335,100,000

Banking — 2.9%
Washington Mutual, Inc.	1,135,000	49,338,450
U.S. Bancorp	900,000	29,898,000
Hudson City Bancorp, Inc.	210,000	2,782,500

		82,018,950

		417,118,950

Healthcare — Managed Care — 7.3%

UnitedHealth Group, Inc.	2,700,000	132,840,000
WellPoint, Inc.*	955,000	73,582,750

		206,422,750

Diversified Industries — 6.0%

Tyco International Ltd.	6,000,000	167,940,000

Telecommunications — 3.7%

Telephone and Data Systems, Inc. - Special	1,830,800	74,788,180
Telephone and Data Systems, Inc.	700,000	29,470,000

		104,258,180

Technology — 3.2%

Dell, Inc.*	4,000,000	91,360,000

Gaming, Lodging and Leisure — 2.0%

Host Hotels & Resorts, Inc.	1,200,000	27,516,000
Harrah’s Entertainment, Inc.	301,100	20,002,073
Six Flags, Inc.*	1,574,500	8,234,635

		55,752,708

Total Common Stocks (Cost $2,005,559,737)		2,582,521,645

The accompanying notes form an integral part of these financial statements.
11

VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 8.6%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	45,977,044	$45,977,044
Milestone Treasury Obligations Portfolio 5.2%(a)	44,862,109	44,862,109
Federal Home Loan Bank Discount Note 5.248% 11/24/06(b)	$30,000,000	29,777,610
U.S. Treasury Bills, 4.511% to 5.061%, due 10/05/06 to 12/21/06(b)	122,000,000	121,100,639

Total Short-Term Securities (Cost $241,669,922)		241,717,402

Total Investments in Securities (Cost $2,247,229,659)		2,824,239,047
Other Liabilities in Excess of Other Assets — (0.1%)		(1,507,722)

Net Assets — 100%		$2,822,731,325

Net Asset Value Per Share		$38.55

*	Non-income producing
†	Non-controlled affiliate (Note 6)
#	Illiquid and/or restricted security that has been fair valued. (Note 5a)
(a)	Rate presented represents the annualized 7-day yield at September 30, 2006.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.
12

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13

FUND PERFORMANCE — PARTNERS VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1996	19.2%	22.9%	–3.7%
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Sept. 30, 2006 (9 months)	11.3	8.5	2.8

10-Year Cumulative Return ended Sept. 30, 2006	269.0	127.8	141.2
10-Year Average Annual Compound Return ended Sept. 30, 2006	13.9	8.6	5.3

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1996, through September 30, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2006 was 14.7%, 6.6% and 13.9%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

PORTFOLIO PROFILE — PARTNERS VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.6%	Media Content and Distribution	20.7%
Countrywide Financial	6.6	Consumer Products and Services	17.8
Tyco International	5.8	Financial Services	15.2
UnitedHealth Group	5.4	Mortgage Services	14.5
Wal-Mart	4.4	Healthcare	7.9
Liberty Media - Interactive	4.4	Diversified Industries	5.8
American International Group	4.4	Telecommunications	3.6
Washington Post	4.3	Technology	3.2
Fannie Mae	4.2	Gaming, Lodging and Leisure	1.9
Liberty Global	4.0	Commercial Services	0.7
		Short-Term Securities/Other	8.7
	51.1%
			100.0%

* As of September 30, 2006

Largest Net Purchases and Sales for Quarter Ended September 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

Dell	$25	North Fork Bancorp. (eliminated)	$27
Mohawk Industries (new)	17	Host Hotels & Resorts	25
Harrah’s Entertainment (new)	12	Comcast	20
IAC/InterActiveCorp	8	Liberty Global	18
Coinstar	7	Anheuser-Busch (eliminated)	14
		Other (net)	38
	$69
			$142

		Net Portfolio Sales	$73

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2006

Positive ($mil)		Negative ($mil)

Liberty Global	$15	Countrywide Financial	$(9)
Liberty Media - Interactive	13	Washington Post	(4)
Fannie Mae	11	Washington Mutual	(1)
American International Group	9	Apollo Group	(1)
UnitedHealth Group	9	Dell	(1)
Other (net)	54
			$(16)
	$111

Net Portfolio Gains	$95

15

PARTNERS VALUE FUND
Schedule of Investments in Securities
September 30, 2006
(Unaudited)

	Shares	Value

COMMON STOCKS — 91.3%

Media Content and Distribution — 20.7%

Newspaper, Television, Radio and Programming — 13.7%
The Washington Post Co. - CL B	105,540	$77,782,980
Liberty Media Corp. - Capital - Series A*	815,000	68,109,550
News Corp. - CL A	2,300,000	45,195,000
CBS Corp. - CL B	1,014,000	28,564,380
Discovery Holding Co. - Series A*	1,844,758	26,675,201
Daily Journal Corp.* †	116,000	4,485,720

		250,812,831

Cable Television — 7.0%
Liberty Global, Inc. - Series C*	2,410,168	60,398,810
Liberty Global, Inc. - Series A*	491,996	12,663,977
Comcast Corp. - CL A*	1,100,000	40,535,000
Comcast Corp. - CL A Special*	400,000	14,724,000
Adelphia Communications Corp. - CL A* #	2,310,000	80,850

		128,402,637

		379,215,468

Consumer Products and Services — 17.8%

Retailing — 15.8%
Wal-Mart Stores, Inc.	1,640,000	80,884,800
Liberty Media Corp. - Interactive - Series A*	3,935,000	80,195,300
IAC/InterActiveCorp*	2,028,000	58,325,280
Expedia, Inc.*	2,600,000	40,768,000
Cabela’s, Inc. - CL A*	1,350,000	29,335,500

		289,508,880

Consumer Goods — 1.0%
Mohawk Industries, Inc.*	250,000	18,612,500

Education — 1.0%
Apollo Group, Inc. - CL A*	365,000	17,972,600

		326,093,980
Financial Services — 15.2%

Insurance — 12.0%
Berkshire Hathaway, Inc. - CL B*	31,900	101,250,600
Berkshire Hathaway, Inc. - CL A*	400	38,320,000
American International Group, Inc.	1,200,000	79,512,000

		219,082,600

The accompanying notes form an integral part of these financial statements.
16

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Banking — 3.2%
Washington Mutual, Inc.	745,400	$32,402,538
U.S. Bancorp	700,000	23,254,000
Hudson City Bancorp, Inc.	161,000	2,133,250

		57,789,788

		276,872,388
Mortgage Services — 14.5%

Originating and Investing — 9.6%
Countrywide Financial Corp.	3,440,000	120,537,600
Redwood Trust, Inc.	1,100,000	55,407,000

		175,944,600
Government Agency — 4.9%
Fannie Mae	1,360,000	76,037,600
Freddie Mac	192,300	12,755,259

		88,792,859

		264,737,459
Healthcare — Managed Care — 7.9%

UnitedHealth Group, Inc.	2,000,000	98,400,000
WellPoint, Inc.*	605,000	46,615,250

		145,015,250
Diversified Industries — 5.8%

Tyco International Ltd.	3,800,000	106,362,000

Telecommunications — 3.6%

Telephone and Data Systems, Inc. - Special	1,595,300	65,168,005

Technology — 3.2%

Dell, Inc.*	2,575,000	58,813,000

Gaming, Lodging and Leisure — 1.9%

Host Hotels & Resorts, Inc.	770,000	17,656,100
Harrah’s Entertainment, Inc.	201,000	13,352,430
Six Flags, Inc.*	564,600	2,952,858

		33,961,388

The accompanying notes form an integral part of these financial statements.
17

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Commercial Services — 0.7%

Coinstar, Inc.*	432,900	$12,458,862

Total Common Stocks (Cost $1,297,248,503)		1,668,697,800

SHORT-TERM SECURITIES — 8.9%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	58,035,491	58,035,491
Milestone Treasury Obligations Portfolio 5.2%(a)	44,946,249	44,946,249
Federal Home Loan Bank Discount Note 5.248% 11/24/06(b)	$20,000,000	19,851,740
U.S. Treasury Bill 4.925% 12/21/06(b)	40,000,000	39,577,960

Total Short-Term Securities (Cost $162,395,953)		162,411,440

Total Investments in Securities (Cost $1,459,644,456)		1,831,109,240
Other Liabilities in Excess of Other Assets — (0.2%)		(4,010,414)

Net Assets — 100%		$1,827,098,826

Net Asset Value Per Share		$24.34

*	Non-income producing
†	Non-controlled affiliate (Note 6)
#	Illiquid and/or restricted security that has been fair valued. (Note 5a)
(a)	Rate presented represents the annualized 7-day yield at September 30, 2006.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.
18

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19

FUND PERFORMANCE — HICKORY FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1996	35.4%	22.9%	12.5%
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Sept. 30, 2006 (9 months)	10.3	8.5	1.8

10-Year Cumulative Return ended Sept. 30, 2006	215.7	127.8	87.9
10-Year Average Annual Compound Return ended Sept. 30, 2006	12.2	8.6	3.6

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1996, through September 30, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2006 was 13.8%, 11.8% and 12.2%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

PORTFOLIO PROFILE — HICKORY FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Redwood Trust	8.2%	Consumer Products and Services	24.1%
Countrywide Financial	7.3	Mortgage Services	23.1
Berkshire Hathaway	6.4	Media Content and Distribution	15.5
Cabela’s	5.3	Insurance	8.5
Tyco International	4.7	Healthcare	7.3
Liberty Media - Interactive	4.5	Diversified Industries	4.7
UnitedHealth Group	4.5	Commercial Services	4.6
Cumulus Media	4.1	Technology	3.5
Coinstar	4.0	Telecommunications	3.1
Liberty Media - Capital	3.7	Gaming, Lodging and Leisure	2.2
		Home Builders	0.8
	52.7%	Short-Term Securities/Other	2.6

			100.0%

* As of September 30, 2006

Largest Net Purchases and Sales for Quarter Ended September 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

American International Group (new)	$6.0	Expedia	$6.2
Dell	5.5	Liberty Global	3.6
Countrywide Financial	4.4	Fannie Mae	2.4
Centex (new)	2.5	Redwood Trust	2.0
IAC/InterActiveCorp	1.2	Career Education (eliminated)	1.9
		Other (net)	9.2
	$19.6
			$25.3

		Net Portfolio Sales	$5.7

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2006

Positive ($mil)		Negative ($mil)

Liberty Global	$2.5	Corinthian Colleges	$(1.7)
Coinstar	2.4	Cumulus Media	(1.6)
Liberty Media - Interactive	2.3	Countrywide Financial	(1.5)
Cabela’s	2.0	Career Education	(1.1)
Fannie Mae	1.7	Convera	(0.5)
Other (net)	10.8
			$(6.4)
	$21.7

Net Portfolio Gains	$15.3

21

HICKORY FUND
Schedule of Investments in Securities
September 30, 2006
(Unaudited)

	Shares	Value

COMMON STOCKS — 97.4%

Consumer Products and Services — 24.1%

Retailing— 19.8%
Cabela’s, Inc. - CL A*	800,000	$17,384,000
Liberty Media Corp. - Interactive - Series A*	725,000	14,775,500
IAC/InterActiveCorp*	370,000	10,641,200
AutoZone, Inc.*	80,000	8,264,000
Wal-Mart Stores, Inc.	150,000	7,398,000
Expedia, Inc.*	400,000	6,272,000

		64,734,700

Education — 2.5%
Corinthian Colleges, Inc.*	475,600	5,141,236
Apollo Group, Inc. - CL A*	64,000	3,151,360

		8,292,596

Consumer Goods — 1.8%
Mohawk Industries, Inc.*	80,000	5,956,000

		78,983,296

Mortgage Services — 23.1%

Originating and Investing — 19.5%
Redwood Trust, Inc.	530,000	26,696,100
Countrywide Financial Corp.	680,000	23,827,200
Newcastle Investment Corp.	240,000	6,578,400
CBRE Realty Finance, Inc.#	450,000	6,552,000

		63,653,700

Government Agency — 3.6%
Fannie Mae	210,000	11,741,100

		75,394,800

Media Content and Distribution — 15.5%

Newspaper, Television, Radio and Programming — 9.7%
Cumulus Media, Inc. - CL A*	1,400,000	13,384,000
Liberty Media Corp. - Capital - Series A*	145,000	12,117,650
CBS Corp. - CL B	220,000	6,197,400

		31,699,050

Cable Television — 5.8%
Liberty Global, Inc. - Series C*	461,852	11,574,011
Comcast Corp. - CL A Special*	200,000	7,362,000

		18,936,011

		50,635,061

The accompanying notes form an integral part of these financial statements.
22

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Insurance — 8.5%

Berkshire Hathaway, Inc. - CL A*	220	$21,076,000
American International Group, Inc.	100,000	6,626,000

		27,702,000

Healthcare — 7.3%

Managed Care — 6.3%
UnitedHealth Group, Inc.	300,000	14,760,000
WellPoint, Inc.*	75,000	5,778,750

		20,538,750

Suppliers and Distributors — 1.0%
Omnicare, Inc.	80,000	3,447,200

		23,985,950

Diversified Industries — 4.7%

Tyco International Ltd.	550,000	15,394,500

Commercial Services — 4.6%

Coinstar, Inc.*	450,000	12,951,000
Convera Corp.* #	370,000	1,957,300

		14,908,300

Technology — 3.5%

Dell, Inc.*	505,000	11,534,200

Telecommunications — 3.1%

Telephone and Data Systems, Inc. - Special	180,000	7,353,000
Lynch Interactive Corp.* #	1,005	2,914,500

		10,267,500

Gaming, Lodging and Leisure — 2.2%

Six Flags, Inc.*	1,350,000	7,060,500

The accompanying notes form an integral part of these financial statements.
23

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Home Builders — 0.8%

Centex Corp.(b)	50,000	$2,631,000

Total Common Stocks (Cost $285,758,457)		318,497,107

SHORT-TERM SECURITIES — 2.5%

Wells Fargo Advantage Government Money Market Fund 5.3%(a) (Cost $8,229,849)	8,229,849	8,229,849

Total Investments in Securities (Cost $293,988,306)		326,726,956
Options Written — (0.1%)		(355,625)
Other Assets Less Other Liabilities — 0.2%		756,546

Net Assets — 100%		$327,127,877

Net Asset Value Per Share		$36.06

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Centex Corp.	January 2007 / $50	25,000	$(156,250)
Centex Corp.	January 2007 / $55	25,000	(90,000)

			(246,250)

Put Options

Centex Corp.	January 2007 / $45	25,000	(36,250)
Centex Corp.	January 2007 / $50	25,000	(73,125)

			(109,375)

Total Options Written (premiums received $359,989)			$(355,625)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued. (Note 5a)
(a)	Rate presented represents the annualized 7-day yield at September 30, 2006.
(b)	Fully or partially pledged as collateral on outstanding written options.

The accompanying notes form an integral part of these financial statements.
24

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25

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for Partners III. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership.

			Difference
Period Ended	Partners III	S&P 500	Partners III – S&P 500

Dec. 31, 1996	25.0%	22.9%	2.1%
Dec. 31, 1997	37.1	33.4	3.7
Dec. 31, 1998	10.9	28.6	-17.7
Dec. 31, 1999	10.6	21.0	-10.4
Dec. 31, 2000	32.4	-9.1	41.5
Dec. 31, 2001	6.6	-11.8	18.4
Dec. 31, 2002	-16.1	-22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	-0.7	4.9	-5.6
Sept. 30, 2006 (9 months)	8.7	8.5	0.2

10-Year Cumulative Return ended Sept. 30, 2006	296.2	127.8	168.4
10-Year Average Annual Compound Return ended Sept. 30, 2006	14.8	8.6	6.2

This chart depicts the change in the value of a $500,000 investment in Partners III for the period March 31, 1996, through September 30, 2006 as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The average annual total return of Partners III for the one, five and ten year periods ended September 30, 2006 was 12.7%, 12.3% and 14.8%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
26

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Redwood Trust	8.1%	Consumer Products and Services	23.7%
Berkshire Hathaway	7.8	Mortgage Services	21.7
Countrywide Financial	7.2	Media Content and Distribution	17.4
Tyco International	6.0	Financial Services	11.2
Cabela’s	4.8	Healthcare	7.4
UnitedHealth Group	4.6	Diversified Industries	6.0
Fannie Mae	4.4	Commercial Services	5.5
Wal-Mart	4.2	Technology	3.5
Coinstar	4.1	Gaming, Lodging and Leisure	3.3
Cumulus Media	4.1	Telecommunications	2.6
		Home Builders	0.9
	55.3%
		Total Long Positions	103.2
		Securities Sold Short	(17.1)

		Net Long Positions	86.1
		Short Proceeds/Other	13.9

			100.0%

*     Percentage of net assets as of September 30, 2006

Largest Net Purchases and Sales for Quarter Ended September 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

Dell	$5.0	Expedia	$4.8
Countrywide Financial	2.5	Liberty Global	4.2
Centex (new)	2.5	Net Securities Sold Short	2.8
IAC/InterActiveCorp	1.2	Comcast	2.5
		Host Hotels & Resorts	2.3
	$11.2	Other (net)	5.5

			$22.1

		Net Portfolio Sales	$10.9

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2006

Positive ($mil)		Negative ($mil)

Liberty Global	$2.3	Countrywide Financial	$(1.4)
Coinstar	1.9	Cumulus Media	(1.3)
Fannie Mae	1.8	Corinthian Colleges	(1.1)
Cabela’s	1.5	Career Education	(0.7)
Liberty Media - Interactive	1.4	Six Flags	(0.5)
Other (net)	8.6
			$(5.0)
	$17.5

Net Portfolio Gains	$12.5

27

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities September 30, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 103.2%

Consumer Products and Services — 23.7%

Retailing — 19.7%
Cabela’s, Inc. - CL A*	625,000	$13,581,250
Wal-Mart Stores, Inc.(b)	240,000	11,836,800
Liberty Media Corp. - Interactive - Series A* (b)	460,000	9,374,800
IAC/InterActiveCorp* (b)	320,000	9,203,200
Expedia, Inc.* (b)	400,000	6,272,000
AutoZone, Inc.*	50,000	5,165,000

		55,433,050
Education — 2.1%
Corinthian Colleges, Inc.* (b)	310,600	3,357,586
Apollo Group, Inc. - CL A*	51,000	2,511,240

		5,868,826
Consumer Goods — 1.9%
Mohawk Industries, Inc.*	70,000	5,211,500

		66,513,376
Mortgage Services — 21.7%

Originating and Investing — 17.3%
Redwood Trust, Inc.(b)	450,000	22,666,500
Countrywide Financial Corp.(b)	580,000	20,323,200
Newcastle Investment Corp.	200,000	5,482,000

		48,471,700
Government Agency — 4.4%
Fannie Mae	220,000	12,300,200

		60,771,900
Media Content and Distribution — 17.4%

Newspaper, Television, Radio and Programming — 10.6%
Cumulus Media, Inc. - CL A*	1,200,000	11,472,000
Liberty Media Corp. - Capital - Series A* (b)	92,000	7,688,440
CBS Corp. - CL B	200,000	5,634,000
The Washington Post Co. - CL B(b)	7,000	5,159,000

		29,953,440
Cable Television — 6.8%
Liberty Global, Inc. - Series C* (b)	419,865	10,521,817
Comcast Corp. - CL A*	230,000	8,475,500

		18,997,317

		48,950,757

The accompanying notes form an integral part of these financial statements.
28

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Financial Services — 11.2%

Insurance — 10.2%
Berkshire Hathaway, Inc. - CL A* (b)	130	$12,454,000
Berkshire Hathaway, Inc. - CL B* (b)	3,000	9,522,000
American International Group, Inc.	100,000	6,626,000

		28,602,000
Banking — 1.0%
Hudson City Bancorp, Inc.(b)	210,000	2,782,500

		31,384,500
Healthcare — 7.4%

Managed Care — 6.2%
UnitedHealth Group, Inc.	260,000	12,792,000
WellPoint, Inc.*	60,000	4,623,000

		17,415,000
Suppliers and Distributors — 1.2%
Omnicare, Inc.	80,000	3,447,200

		20,862,200
Diversified Industries — 6.0%

Tyco International Ltd.	600,000	16,794,000

Commercial Services — 5.5%

Coinstar, Inc.*	400,000	11,512,000
Intelligent Systems Corp.* # †	883,999	2,103,918
Convera Corp.* #	300,000	1,587,000
Continental Resources* #	700	140,000

		15,342,918
Technology — 3.5%

Dell, Inc.*	430,000	9,821,200

Gaming, Lodging and Leisure — 3.3%

Six Flags, Inc.*	1,350,000	7,060,500
Host Hotels & Resorts, Inc.(b)	100,000	2,293,000

		9,353,500

The accompanying notes form an integral part of these financial statements.
29

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Telecommunications — 2.6%

Telephone and Data Systems, Inc. - Special(b)	180,000	$7,353,000

Home Builders — 0.9%

Centex Corp.(b)	50,000	2,631,000

Total Common Stocks (Cost $246,792,977)		289,778,351

SHORT-TERM SECURITIES — 0.0%

Wells Fargo Advantage Government Money Market Fund 5.3%(a) (Cost $4,975)	4,975	4,975

Total Investments in Securities (Cost $246,797,952)		289,783,326
Due From Broker(b) — 13.8%		38,669,353
Securities Sold Short — (17.0%)		(47,797,400)
Options Written — (0.1%)		(355,625)
Other Assets Less Other Liabilities — 0.1%		311,752

Net Assets — 100%		$280,611,406

Net Asset Value Per Share		$10.71

SECURITIES SOLD SHORT

Ishares Russell 2000 Value	220,000	$(16,214,000)
Ishares Russell 2000	200,000	(14,394,000)
Midcap SPDR Trust Series 1	110,000	(15,156,900)
Nasdaq 100 Shares	50,000	(2,032,500)

Total Securities Sold Short (proceeds $46,783,812)		$(47,797,400)

The accompanying notes form an integral part of these financial statements.
30

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Centex Corp.	January 2007 / $50	25,000	$(156,250)
Centex Corp.	January 2007 / $55	25,000	(90,000)

			(246,250)
Put Options

Centex Corp.	January 2007 / $45	25,000	(36,250)
Centex Corp.	January 2007 / $50	25,000	(73,125)

			(109,375)

Total Options Written (premiums received $359,989)			$(355,625)

*	Non-income producing
†	Non-controlled affiliate (Note 6)
#	Illiquid and/or restricted security that has been fair valued. (Note 5a)
(a)	Rate presented represents the annualized 7-day yield at September 30, 2006 .
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options (Note 8).

The accompanying notes form an integral part of these financial statements.
31

BALANCED FUND

October 11, 2006

Dear Fellow Shareholder:

                The Balanced Fund had a good third quarter with a total return of 3.7%. Our primary benchmark, the Blended Index†, returned 4.7% in the quarter as both stocks and bonds enjoyed solid gains. Year-to-date the Fund’s return is 6.7% versus 6.3% for the Blended Index†.

                The table below shows the results of the Balanced Fund over various time periods through September 30, 2006, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*		Average Annual Total Returns*

	3-Mos.	9-Mos.	1-Year	2-Year	Since Inception

Balanced Fund	3.7%	6.7%	9.4%	7.5%	8.0%

Blended Index†	4.7	6.3	7.9	7.9	8.4
S&P 500	5.7	8.5	10.8	11.5	12.3
Lehman Brothers Intermediate U.S. Government/Credit Index	3.2	3.0	3.5	2.5	2.6

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

†	The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review and Outlook

                The Fund’s results for the past year have been strong. Many of our largest holdings have seen substantial stock price gains from depressed levels. Business values have been growing as well, generally in line with expectations. Our companies still trade at reasonably cheap valuations, and the portfolio continues to offer favorable long-term potential. As such, the Fund’s asset allocation remained unchanged from the second quarter at 63% common stocks and 37% bonds and short-term securities.

                The only additions to the portfolio were two old favorites, Harrah’s Entertainment and Pediatrix Medical Group. Both are solid, growing businesses with strong franchises that we sold earlier in the year at full valuations. We hoped to own them again at the right price, and thanks to market volatility our chance came quickly. (Last week two private equity firms offered to buy Harrah’s. While it is not yet clear how events will unfold, we may have the stock taken away from us shortly.)

                During the past quarter our investment team researched, discussed and set aside (for now) more potential new ideas than usual. Most are excellent businesses with solid long-term prospects and challenging near-term outlooks. Their stock prices reflect concerns about the cooling housing market, the U.S. consumer sector and/or general economic conditions. Most appear to be better than average investments, but not quite compelling ones. If these stocks decline more because of real or perceived short-term troubles, we will be ready.

32

                Bonds had an outstanding quarter, rebounding from a tough first half of the year. Coupon income was supplemented by price increases across the maturity spectrum. Bond prices rose as inflation fears subsided and the economy showed signs of slowing. The once red-hot housing market clearly has cooled. Inventories of unsold homes have risen, as have order cancellations for new homes under construction. Both factors are leading to pressure on home prices, which have provided a strong boost to the economy in recent years. After seventeen consecutive interest rate hikes over two years, the Federal Reserve paused twice during the third quarter and may be done raising rates.

                The Fund’s bond investments remain focused primarily on shorter-term and higher quality issues. While this approach is conservative, it allows us to capture most of the coupon returns of longer-term bonds with less interest rate risk. Bonds have better prospects than they did a year ago, but returns are likely to remain relatively modest. In this environment the risk of being too cautious (potential foregone returns) pales in comparison to the risk of being too aggressive (potential capital loss). If credit problems materialize, we may have a chance to play more offense on favorable terms in the future.

                The Fund is now three years old. In that short time we have had good and bad quarters, even an exceptional year and a sub-par year. Through the ups and downs we have made satisfactory progress on our three investment objectives: long-term capital appreciation, capital preservation and regular current income. The market environment to date has provided a tailwind for capital appreciation and preservation and a headwind for current income. Our ongoing challenge is to balance the three objectives as those winds change over time. Thank you for your continued support of the Fund and our firm.

Regards,

Bradley P. Hinton
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

33

PORTFOLIO PROFILE — BALANCED FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	3.4%	Consumer Products and Services	15.2%
Countrywide Financial	3.3	Media Content and Distribution	10.3
Coinstar	2.7	Mortgage Services	10.1
Redwood Trust	2.7	Financial Services	9.8
Cabela’s	2.7	Healthcare	7.7
Tyco International	2.5	Commercial Services	3.8
Wal-Mart	2.5	Diversified Industries	2.5
American International Group	2.3	Technology	1.5
UnitedHealth Group	2.2	Telecommunications	1.2
WellPoint	2.0	Gaming, Lodging and Leisure	1.1

	26.3%	Total Common Stocks	63.2%

		U.S. Treasury and Government Agency	22.1%
		Short-Term Securities/Other	7.4
		Mortgage-Backed Securities	3.1
		Corporate Bonds	2.8
		Convertible Preferred Stocks	1.0
		Taxable Municipal Bonds	0.4

		Total Bonds & Short-Term Securities	36.8%

* As of September 30, 2006

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2006
Positive (000’s)		Negative (000’s)

Coinstar	$331	Career Education	$(255)
Liberty Global	272	Corinthian Colleges	(212)
Cabela’s	242	Countrywide Financial	(148)
Fannie Mae	183	Cumulus Media	(90)
Liberty Media - Interactive	179	Omnicare	(69)
Other (net)	1,941
			$(774)
	$3,148

Net Portfolio Gains	$2,374

34

BALANCED FUND
Schedule of Investments in Securities September 30, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 63.2%

Consumer Products and Services — 15.2%

Retailing — 10.4%
Cabela’s, Inc. - CL A*	81,000	$1,760,130
Wal-Mart Stores, Inc.	33,000	1,627,560
Liberty Media Corp. - Interactive - Series A*	57,500	1,171,850
IAC/InterActiveCorp*	35,000	1,006,600
AutoZone, Inc.*	7,500	774,750
Expedia, Inc.*	35,000	548,800

		6,889,690
Consumer Goods — 2.5%
Mohawk Industries, Inc.*	14,500	1,079,525
Diageo PLC - Sponsored ADR	7,500	532,800

		1,612,325
Education — 2.3%
Corinthian Colleges, Inc.*	75,000	810,750
Apollo Group, Inc - CL A*	14,500	713,980

		1,524,730

		10,026,745
Media Content and Distribution — 10.3%

Newspaper, Television, Radio and Programming — 7.1%
Liberty Media Corp. - Capital - Series A*	13,000	1,086,410
Cumulus Media, Inc. - CL A*	100,000	956,000
The Washington Post Co. - CL B	1,200	884,400
News Corp. - CL A	45,000	884,250
CBS Corp. - CL B	23,000	647,910
Discovery Holding Co. - Series A*	16,500	238,590

		4,697,560
Cable Television — 3.2%
Liberty Global, Inc. - Series C*	46,987	1,177,494
Comcast Corp. - CL A*	26,000	958,100

		2,135,594

		6,833,154
Mortgage Services — 10.1%

Originating and Investing — 7.1%
Countrywide Financial Corp.	62,000	2,172,480
Redwood Trust, Inc.	35,500	1,788,135
Newcastle Investment Corp.	27,000	740,070

		4,700,685

The accompanying notes form an integral part of these financial statements.
35

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Government Agency — 3.0%
Fannie Mae	20,500	$1,146,155
Freddie Mac	13,000	862,290

		2,008,445

		6,709,130
Financial Services — 9.8%

Insurance — 5.6%
Berkshire Hathaway, Inc. - CL B*	700	2,221,800
American International Group, Inc.	22,500	1,490,850

		3,712,650
Banking — 4.2%
Wells Fargo & Co.	22,000	795,960
Citigroup, Inc.	15,000	745,050
Hudson City Bancorp, Inc.	55,000	728,750
U.S. Bancorp	14,000	465,080

		2,734,840

		6,447,490
Healthcare — 7.7%

Managed Care — 4.3%
UnitedHealth Group, Inc.	30,000	1,476,000
WellPoint, Inc.*	17,500	1,348,375

		2,824,375
Providers — 2.4%
Pediatrix Medical Group, Inc.*	20,000	912,000
Laboratory Corporation of America Holdings*	10,500	688,485

		1,600,485
Suppliers and Distributors — 1.0%
Omnicare, Inc.	16,000	689,440

		5,114,300
Commercial Services — 3.8%

Coinstar, Inc.*	63,000	1,813,140
First Data Corp.	17,000	714,000

		2,527,140
Diversified Industries — 2.5%

Tyco International Ltd.	58,500	1,637,415

The accompanying notes form an integral part of these financial statements.
36

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Technology — 1.5%

Dell, Inc.*	42,000	$959,280

Telecommunications — 1.2%

Telephone and Data Systems, Inc. - Special	20,000	817,000

Gaming, Lodging and Leisure — 1.1%

Harrah’s Entertainment, Inc.	11,000	730,730

Total Common Stocks (Cost $37,494,936)		41,802,384

CONVERTIBLE PREFERRED STOCKS — 1.0%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	642,000

CORPORATE BONDS — 2.8%

Wells Fargo & Co. 4.125% 3/10/08	$600,000	591,286
The Washington Post Co. 5.5% 2/15/09	755,000	755,123
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	290,128
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	234,157

Total Corporate Bonds (Cost $1,896,194)		1,870,694

MORTGAGE-BACKED SECURITIES — 3.1%(c)

Federal Agency CMO and REMIC — 3.1%

Fannie Mae 4.25% 6/25/33 (1.0 years)	145,149	143,108
Freddie Mac 4.5% 7/15/27 (2.8 years)	750,000	734,138
Fannie Mae 4.5% 11/25/14 (3.0 years)	460,000	452,686
Freddie Mac 4.5% 1/15/10 (3.2 years)	750,000	736,712

Total Mortgage-Backed Securities (Cost $2,078,366)		2,066,644

The accompanying notes form an integral part of these financial statements.
37

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

TAXABLE MUNICIPAL BONDS — 0.4%

University of California 4.85% 5/15/13 (Cost $297,483)	$300,000	$293,514

U.S. TREASURY AND GOVERNMENT AGENCY — 22.1%

U.S. Treasury — 19.2%

U.S. Treasury Note 3.5% 11/15/06	300,000	299,578
U.S. Treasury Note 3.75% 3/31/07	500,000	497,012
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,980,314
U.S. Treasury Note 3.0% 11/15/07	300,000	294,000
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,226,807
U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,230,909
U.S. Treasury Note 3.125% 10/15/08	300,000	291,094
U.S. Treasury Note 3.0% 2/15/09	400,000	385,532
U.S. Treasury Note 2.625% 3/15/09	1,500,000	1,431,446
U.S. Treasury Note 3.625% 7/15/09	500,000	487,247
U.S. Treasury Note 6.5% 2/15/10	400,000	423,328
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,717,326
U.S. Treasury Note 5.0% 2/15/11	400,000	407,203
U.S. Treasury Note 5.0% 8/15/11	500,000	509,786
U.S. Treasury Note 4.375% 8/15/12	1,000,000	989,883
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	550,565	540,220

		12,711,685
Government Agency — 2.9%

Fannie Mae 4.25% 12/21/07	400,000	396,228
Federal Home Loan Bank 3.55% 4/15/08	500,000	489,514
Freddie Mac 4.0% 4/28/09	240,000	234,690
Fannie Mae 4.01% 10/21/09	400,000	390,189
Federal Home Loan Bank 4.16% 12/08/09	400,000	391,061

		1,901,682

Total U.S. Treasury and Government Agency (Cost $14,811,241)		14,613,367

The accompanying notes form an integral part of these financial statements.
38

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 7.3%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	2,878,636	$2,878,636
U.S. Treasury Bill 4.921% 12/21/06(b)	$2,000,000	1,978,898

Total Short-Term Securities (Cost $4,857,058)		4,857,534

Total Investments in Securities (Cost $62,134,273)		66,146,137
Other Assets Less Other Liabilities — 0.1%		48,712

Net Assets — 100%		$66,194,849

Net Asset Value Per Share		$11.53

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2006.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

The accompanying notes form an integral part of these financial statements.
39

SHORT-INTERMEDIATE INCOME FUND AND GOVERNMENT MONEY MARKET FUND

October 18, 2006

Dear Fellow Shareholder:

Short-Intermediate Income Fund Overview

                The third quarter was a good one for our Fund. The Short-Intermediate Income Fund’s total return for the third quarter of 2006 was +2.7%, which consisted of approximately +1.0% from net interest and dividend income (after deducting fees and expenses) and +1.7% from net appreciation of our bonds and other investments. Our third quarter return was less than the +3.2% return of the Lehman Brothers Intermediate U.S. Government/Credit Index, our Fund’s primary benchmark.

                Total returns for longer periods of time are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective.

                We do not attempt to mimic any particular index (either in composition or return). We use a bottom up approach and construct our portfolio one security at a time based on fundamental research without concerns of being over- or under-weight in any particular market segment (corporate bonds, Treasuries, mortgage securities, etc.). We search for investments with favorable risk/reward characteristics that possess reasonable return prospects and make incremental adjustments to the Fund based on overall valuations, company-specific developments and fundamental conditions in the economy.

	Average Annual Total Returns** (Through 9/30/06)

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	3.4%	3.0%	3.6%	5.5%

Lehman Brothers Intermediate U.S. Government/Credit Index *	3.5	2.6	4.3	6.0
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	3.8	2.2	3.6	5.4
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	3.9	2.2	3.2	5.1

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

The following table and chart show a profile of our portfolio and asset allocation as of September 30:

Average Maturity	3.3 years
Average Duration	2.9 years
Average Coupon	4.3%
30-Day SEC Yield at 9-30-06	4.2%
Average Rating	AAA

40

Overview

                The Federal Reserve’s methodical two-year campaign to raise short-term interest rates ended in the third quarter. This pause by the Fed helped spur a strong rally in the bond market as interest rates fell and prices rose for all kinds of bonds. Corporate bonds, for example, experienced the largest gains since 2003 as credit spreads retraced much of the widening experienced in the second quarter. Low default rates, improved corporate balance sheets, and high demand from investors (e.g. private equity, leverage loans and other synthetic demand pools) aided in the rally, especially the credit sensitive markets (non-U.S. Treasury).

                Easing of inflation worries also contributed to this broad based fixed-income rally. Commodity prices, especially energy related, declined during the quarter. Oil, for example, slumped approximately 17%, giving bondholders and motorists something to cheer about. The energy price decline helped moderate overall consumer price inflation (as measured by the CPI). Since inflation can erode the purchasing power of fixed-income investments, this moderation was received positively by bond market participants.

                The net result was a good quarter for fixed-income investors, our Fund included. Interest rates declined roughly 1/2 percent, for example, across most of the U.S. Treasury yield curve (a graph that plots the yield of all bonds of the same quality with maturities ranging from the shortest to the longest). The corresponding price increases (bond prices rise as interest rates decline) provided a meaningful supplement to income returns for fixed income investors.

Portfolio Review

                Once again our portfolio was little changed from the previous quarter. Our average maturity and duration moved modestly lower in the quarter due to the passage of time and the lack of meaningful investment activity in the quarter. We remain concentrated in a portfolio of predominantly high-quality, shorter-term bonds. More than 90% of our portfolio is comprised of AAA rated securities or U.S. Treasuries and mortgage-backed securities. We continue to search for qualifying credit sensitive investments but believe spreads remain generally too low for the incremental risks assumed.

Investment Strategy Revisited

                While our Fund name was changed last quarter to more accurately describe our short- to intermediate-term investment focus, our investment strategy has not changed. We apply a price disciplined, fundamentally focused process that primarily uses a three-to-five year investment horizon. Our goal is to generate reasonable returns over time consistent with the preservation of capital without exposing shareholders to excessive interest rate risk.

                Since much of the long-term return to fixed-income investors comes in the form of “coupon” or income returns, we have tended to invest in a portfolio of short- to intermediate-term bonds. We feel this approach allows us to capture most of the “coupon” returns of long-term bonds while assuming meaningfully less interest rate risk. This is especially true given today’s flatter yield curve environment.

                In addition, for a small portion of our portfolio we may also invest in preferred, convertible preferred or common securities that generate high current returns via dividends and that have the potential for capital appreciation. For this segment of our portfolio, we currently own the common shares of Redwood Trust and Newcastle Investment Corporation and the convertible preferred shares of Six Flags.

Outlook

                The theme of the third quarter might aptly be dubbed “the pause that refreshes” as the Fed took a breather from its seventeen consecutive short-term interest rate bumps. Whether that continues into the fourth quarter and beyond is mostly guesswork. As of this writing, yields had started to move higher (prices lower) as investors grapple with how long that pause might last. We certainly have little to add to that debate. But we view the investment landscape for high-quality fixed income securities to be more balanced than it has been in some time (primarily as a result of the Fed lifting short rates). While we search and wait for more advantageous credit sensitive investments, we should earn reasonable returns on our current high-quality portfolio.

41

Government Money Market Fund Overview

                The Government Money Market Fund closed the third quarter with a seven-day effective yield of 5.12%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

                The yield and, hence, return of our Fund continued to move higher in the third quarter. This was largely a byproduct of your investment adviser’s decision to contractually cap the Fund’s expenses at 0.1% through July 2007. This provided immediate return enhancement for shareholders.

                Our portfolio consists of ultra high-quality short-term instruments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days. The yields of these investments are most sensitive to actual or expected changes in the Federal Reserve’s monetary policy. The Fed’s decision to take a break in its two-year campaign of raising short-term interest rates has led to a flattening of the reinvestment opportunities for our Fund. Our Fund’s yield will likewise follow suit and may decline as market participants anticipate the Fed’s next move.

                If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

42

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND
(Unaudited)

Credit Quality Ratings

U.S. Treasury and Mortgage-Backed Securities	69.0%
Aaa/AAA	23.7
Aa/AA	1.1
A/A	0.7
Baa/BBB	0.6
Ba/BB	1.2
B/B, below, and non-rated	2.4
Cash Equivalents	1.3

100.0%

Sector Breakdown

U.S. Treasury and Government Agency	55.3%
Mortgage-Backed Securities	32.9
Corporate Bonds	6.3
Taxable Municipal Bonds	2.4
Short-Term Securities/Other	1.3
Common Stocks	1.2
Convertible Preferred Stocks	0.6

100.0%

43

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities
September 30, 2006
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 6.3%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$843,750
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,017,500
Wells Fargo & Co. 4.125% 3/10/08	1,500,000	1,478,215
Liberty Media Corp. 7.875% 7/15/09	500,000	525,957
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	362,660
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	944,756
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	964,334
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	702,471
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,458,248

Total Corporate Bonds (Cost $8,310,663)		8,297,891

MORTGAGE-BACKED SECURITIES — 32.9%(c)

Federal Agency CMO and REMIC — 29.9%

Fannie Mae 5.5% 12/25/26 (0.4 years)	327,690	326,855
Freddie Mac 5.5% 2/15/16 (0.9 years)	1,638,675	1,638,282
Freddie Mac 5.125% 12/15/13 (1.0 years)	1,950,800	1,941,130
Fannie Mae 4.25% 6/25/33 (1.0 years)	612,527	603,917
Fannie Mae 3.5% 10/25/13 (1.3 years)	1,699,174	1,663,367
Fannie Mae 5.0% 3/25/15 (1.3 years)	654,967	651,140
Fannie Mae 4.0% 11/25/13 (1.7 years)	2,000,000	1,972,588
Fannie Mae 5.0% 9/25/27 (1.8 years)	1,347,079	1,335,223
Freddie Mac 4.0% 5/15/19 (2.1 years)	2,640,731	2,581,198
Freddie Mac 5.5% 4/15/24 (2.2 years)	2,000,000	2,002,624
Freddie Mac 4.5% 7/15/27 (2.8 years)	4,000,000	3,915,400
Freddie Mac 4.5% 1/15/10 (3.2 years)	4,250,000	4,174,701
Fannie Mae 5.0% 12/25/15 (3.2 years)	4,000,000	3,955,483
Freddie Mac 5.5% 4/15/18 (3.2 years)	1,955,996	1,963,933
Freddie Mac 4.5% 12/15/15 (3.4 years)	3,000,000	2,936,882
Fannie Mae 4.5% 10/25/17 (3.4 years)	1,094,066	1,063,906
Fannie Mae 4.5% 4/25/17 (3.8 years)	3,000,000	2,924,801
Freddie Mac 4.5% 7/15/17 (4.8 years)	4,000,000	3,875,485

		39,526,915

The accompanying notes form an integral part of these financial statements.
44

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Agency Mortgage Pass-Through — 3.0%

Fannie Mae 4.0% 8/01/13 (2.8 years)	$805,557	$777,746
Fannie Mae 4.5% 6/01/14 (3.1 years)	1,042,514	1,017,680
Fannie Mae 6.5% 6/01/18 (3.8 years)	51,487	52,972
Freddie Mac 5.0% 6/01/18 (4.1 years)	531,392	523,841
Fannie Mae 5.0% 10/01/18 (4.3 years)	1,688,534	1,664,346

		4,036,585

Total Mortgage-Backed Securities (Cost $44,291,458)		43,563,500

TAXABLE MUNICIPAL BONDS — 2.4%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,121,153
Stratford, Connecticut 6.55% 2/15/13	500,000	529,915
University of California 4.85% 5/15/13	990,000	968,596
King County, Washington 8.12% 12/01/16	500,000	525,460

Total Taxable Municipal Bonds (Cost $3,163,751)		3,145,124

U.S. TREASURY AND GOVERNMENT AGENCY — 55.3%

U.S. Treasury — 36.1%

U.S. Treasury Note 3.75% 3/31/07	1,000,000	994,024
U.S. Treasury Note 3.5% 5/31/07	3,000,000	2,971,878
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,980,314
U.S. Treasury Note 3.375% 2/15/08	3,000,000	2,944,338
U.S. Treasury Note 3.75% 5/15/08	3,000,000	2,954,181
U.S. Treasury Note 4.125% 8/15/08	2,000,000	1,982,032
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,819,145
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,862,891
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,923,479
U.S. Treasury Note 4.0% 3/15/10	10,000,000	9,813,290
U.S. Treasury Note 5.0% 8/15/11	1,500,000	1,529,356
U.S. Treasury Note 4.375% 8/15/12	5,000,000	4,949,415
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,202,260	2,160,882
U.S. Treasury Note 4.25% 8/15/14	5,000,000	4,880,275

		47,765,500

Government Agency — 19.2%

Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,973,906
Fannie Mae 4.25% 12/21/07	2,000,000	1,981,138
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,030,092
Fannie Mae 4.08% 6/06/08	4,000,000	3,940,152

The accompanying notes form an integral part of these financial statements.
45

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 19.2% (continued)

Freddie Mac 4.0% 4/28/09	$240,000	$234,690
Freddie Mac 3.25% 7/09/09	1,000,000	957,078
Fannie Mae 4.01% 10/21/09	2,000,000	1,950,944
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,466,481
Fannie Mae 4.125% 4/28/10	2,000,000	1,951,302
Freddie Mac 4.125% 6/16/10	1,000,000	974,223
Federal Home Loan Bank 3.0% 6/30/10(b)	1,000,000	993,273
Freddie Mac 5.5% 9/15/11	1,000,000	1,026,331
Fannie Mae 4.375% 7/17/13	2,000,000	1,929,414
Freddie Mac 5.0% 11/13/14	3,000,000	2,970,834

		25,379,858

Total U.S. Treasury and Government Agency (Cost $74,249,607)		73,145,358

COMMON STOCKS — 1.2%

Newcastle Investment Corp.	30,000	822,300
Redwood Trust, Inc.	15,000	755,550

Total Common Stocks (Cost $1,416,183)		1,577,850

CONVERTIBLE PREFERRED STOCKS — 0.6%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	749,000

SHORT-TERM SECURITIES — 0.8%

Wells Fargo Advantage Government Money Market Fund 5.3%(a) (Cost $1,081,008)	1,081,008	1,081,008

Total Investments in Securities (Cost $133,327,162)		131,559,731
Other Assets Less Other Liabilities — 0.5%		648,312

Net Assets — 100%		$132,208,043

Net Asset Value Per Share		$11.38

*	Non-income producing – issuer in default.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2006.
(b)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of September 30, 2006.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

The accompanying notes form an integral part of these financial statements.
46

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
September 30, 2006
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 98.9%†

U.S. Treasury — 55.2%

U.S. Treasury Bill 5.007% 10/05/06	$9,000,000	$8,995,120
U.S. Treasury Bill 4.924% 12/21/06	24,000,000	23,740,901

		32,736,021

Government Agency — 43.7%

Federal Home Loan Bank Discount Note 5.404% 10/04/06	10,000,000	9,995,617
Federal Home Loan Bank Discount Note 5.248% 11/24/06	10,000,000	9,923,050
Federal Home Loan Bank Discount Note 5.275% 11/29/06	6,000,000	5,949,457

		25,868,124

Total U.S. Treasury and Government Agency		58,604,145

SHORT-TERM SECURITIES — 1.1%

Wells Fargo Advantage 100% Treasury Money Market Fund 4.6%(a)	655,899	655,899

Total Investments in Securities (Cost $59,260,044)		59,260,044
Other Liabilities in Excess of Other Assets — 0.0%		(23,627)

Net Assets — 100%		$59,236,417

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2006.

The accompanying notes form an integral part of these financial statements.
47

THE WEITZ FUNDS
Statements of Assets and Liabilities
September 30, 2006
(Unaudited)

	Value	Partners Value

Assets:
Investments in securities at value:
Unaffiliated issuers*	$2,706,876,947	$1,826,623,520
Non-controlled affiliates*	117,362,100	4,485,720

	2,824,239,047	1,831,109,240
Accrued interest and dividends receivable	4,050,197	1,686,818
Due from broker	—	—
Receivable for securities sold	204,952	—
Receivable for fund shares sold	899,691	671,497
Other	—	10,495

Total assets	2,829,393,887	1,833,478,050

Liabilities:
Dividends payable on securities sold short	—	—
Due to adviser	2,842,911	1,784,580
Options written, at value†	—	—
Payable for securities purchased	—	—
Payable for fund shares redeemed	3,819,651	4,594,644
Securities sold short#	—	—
Other expenses	—	—

Total liabilities	6,662,562	6,379,224

Net assets applicable to shares outstanding	$2,822,731,325	$1,827,098,826

Composition of net assets:
Paid-in capital	$2,073,242,521	$1,278,832,389
Accumulated undistributed net investment income	5,817,150	1,624,660
Accumulated net realized gain (loss)	166,662,266	175,176,993
Net unrealized appreciation (depreciation) of investments	577,009,388	371,464,784

Total net assets applicable to shares outstanding	$2,822,731,325	$1,827,098,826

Net asset value, offering and redemption price per share of shares outstanding	$38.55	$24.34

Total shares outstanding	73,231,993	75,073,445

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$2,177,022,608	$1,456,648,498
Non-controlled affiliates	70,207,051	2,995,958

	$2,247,229,659	$1,459,644,456

† Premiums from options written	$—	$—

# Proceeds from securities sold short	$—	$—

The accompanying notes form an integral part of these financial statements.
48

	Hickory	Partners III	Balanced	Short-Intermediate Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$326,726,956	$287,679,408	$66,146,137	$131,559,731	$59,260,044
Non-controlled affiliates*	—	2,103,918	—	—	—

	326,726,956	289,783,326	66,146,137	131,559,731	59,260,044
Accrued interest and dividends receivable	730,289	518,712	223,096	953,647	15,593
Due from broker	—	38,669,353	—	—	—
Receivable for securities sold	288,259	—	171,542	—	—
Receivable for fund shares sold	231,460	200,000	169	241,909	160,056
Other	—	—	—	—	—

Total assets	327,976,964	329,171,391	66,540,944	132,755,287	59,435,693

Liabilities:
Dividends payable on securities sold short	—	166,291	—	—	—
Due to adviser	358,377	237,305	69,833	90,501	28,358
Options written, at value†	355,625	355,625	—	—	—
Payable for securities purchased	—	—	175,893	—	—
Payable for fund shares redeemed	135,085	—	100,369	403,152	168,102
Securities sold short#	—	47,797,400	—	—	—
Other expenses	—	3,364	—	53,591	2,816

Total liabilities	849,087	48,559,985	346,095	547,244	199,276

Net assets applicable to shares outstanding	$327,127,877	$280,611,406	$66,194,849	$132,208,043	$59,236,417

Composition of net assets:
Paid-in capital	$357,013,157	$227,696,170	$61,377,891	$134,043,562	$59,237,753
Accumulated undistributed net investment income	206,659	393,607	405,579	166,295	—
Accumulated net realized gain (loss)	(62,834,953)	10,545,479	399,515	(234,383)	(1,336)
Net unrealized appreciation (depreciation) of investments	32,743,014	41,976,150	4,011,864	(1,767,431)	—

Total net assets applicable to shares outstanding	$327,127,877	$280,611,406	$66,194,849	$132,208,043	$59,236,417

Net asset value, offering and redemption price per share of shares outstanding	$36.06	$10.71	$11.53	$11.38	$1.000

Total shares outstanding	9,070,624	26,209,490	5,741,788	11,622,108	59,237,753

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$293,988,306	$244,863,406	$62,134,273	$133,327,162	$59,260,044
Non-controlled affiliates	—	1,934,546	—	—	—

	$293,988,306	$246,797,952	$62,134,273	$133,327,162	$59,260,044

† Premiums from options written	$359,989	$359,989	$—	$—	$—

# Proceeds from securities sold short	$—	$46,783,812	$—	$—	$—

The accompanying notes form an integral part of these financial statements.
49

THE WEITZ FUNDS
Statements of Operations
Six Months Ended September 30, 2006
(Unaudited)

	Value	Partners Value

Investment income:
Dividends:
Unaffiliated issuers*	$11,931,005	$8,395,764
Non-controlled affiliates	4,112,500	—

	16,043,505	8,395,764
Interest	5,839,068	3,620,854

Total investment income	21,882,573	12,016,618

Expenses:
Investment advisory fee	13,885,366	9,059,648
Administrative fee	1,444,286	946,702
Custodial fees	35,580	24,529
Dividend expense on securities sold short	—	—
Interest expense	—	—
Registration fees	34,547	28,026
Sub-transfer agent fees	193,371	69,720
Trustees fees	80,675	51,156
Other expenses	388,157	209,599

Total expenses	16,061,982	10,389,380
Less expenses reimbursed by investment adviser	—	—

Net expenses	16,061,982	10,389,380

Net investment income	5,820,591	1,627,238

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$167,355,550	$177,498,170
Non-controlled affiliates	—	—
Options written	515,288	257,653
Securities sold short	—	—

Net realized gain (loss)	167,870,838	177,755,823
Net unrealized appreciation (depreciation):
Unaffiliated issuers	11,630,158	(47,493,067)
Non-controlled affiliates	16,573,246	(212,280)
Options written	(510,288)	3,378,004
Securities sold short	—	—

Net unrealized appreciation (depreciation)	27,693,116	(44,327,343)

Net realized and unrealized gain (loss) on investments	195,563,954	133,428,480

Net increase (decrease) in net assets resulting from operations	$201,384,545	$135,055,718

* Foreign taxes withheld	$—	$—

The accompanying notes form an integral part of these financial statements.
50

	Hickory	Partners III	Balanced	Short-Intermediate Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers*	$1,968,885	$1,645,911	$264,323	$90,359	$—
Non-controlled affiliates	—	—	—	—	—

	1,968,885	1,645,911	264,323	90,359	—
Interest	179,144	976,316	512,586	3,039,010	1,469,631

Total investment income	2,148,029	2,622,227	776,909	3,129,369	1,469,631

Expenses:
Investment advisory fee	1,596,775	1,344,112	258,723	331,840	140,922
Administrative fee	200,415	175,148	59,730	111,574	56,111
Custodial fees	7,672	6,842	3,393	2,987	2,907
Dividend expense on securities sold short	—	271,490	—	—	—
Interest expense	—	314,190	—	—	—
Registration fees	18,652	10,396	11,977	15,600	19,782
Sub-transfer agent fees	56,088	16,641	15,771	17,952	20,986
Trustees fees	8,869	7,483	1,746	3,852	2,067
Other expenses	52,873	81,788	19,883	39,989	23,351

Total expenses	1,941,344	2,228,090	371,223	523,794	266,126
Less expenses reimbursed by investment adviser	—	—	—	—	(156,536)

Net expenses	1,941,344	2,228,090	371,223	523,794	109,590

Net investment income	206,685	394,137	405,686	2,605,575	1,360,041

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$3,318,199	$10,705,573	$404,944	$(202,552)	$546
Non-controlled affiliates	—	—	—	—	—
Options written	174,449	144,300	—	—	—
Securities sold short	—	—	—	—	—

Net realized gain (loss)	3,492,648	10,849,873	404,944	(202,552)	546
Net unrealized appreciation (depreciation):
Unaffiliated issuers	13,438,496	2,898,295	1,756,899	1,642,553	—
Non-controlled affiliates	—	79,560	—	—	—
Options written	(76,581)	81,735	—	—	—
Securities sold short	—	1,651,709	—	—	—

Net unrealized appreciation (depreciation)	13,361,915	4,711,299	1,756,899	1,642,553	—

Net realized and unrealized gain (loss) on investments	16,854,563	15,561,172	2,161,843	1,440,001	546

Net increase (decrease) in net assets resulting from operations	$17,061,248	$15,955,309	$2,567,529	$4,045,576	$1,360,587

* Foreign taxes withheld	$—	$—	$1,219	$—	$—

The accompanying notes form an integral part of these financial statements.
51

THE WEITZ FUNDS
Statements of Changes in Net Assets

	Value

	Six months ended Sept. 30, 2006 (Unaudited)	Year ended March 31, 2006

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$5,820,591	$22,876,488
Net realized gain (loss)	167,870,838	212,102,638
Net unrealized appreciation (depreciation)	27,693,116	(104,427,028)

Net increase (decrease) in net assets resulting from operations	201,384,545	130,552,098

Distributions to shareholders from:
Net investment income	(13,820,601)	(38,615,019)
Net realized gains	(22,036,431)	(77,981,582)

Total distributions	(35,857,032)	(116,596,601)

Fund share transactions:*
Proceeds from sales	108,200,495	265,452,306
Proceeds from shares issued in connection with reorganization(a)	—	—
Payments for redemptions	(393,639,528)	(1,599,923,250)
Reinvestment of distributions	32,417,693	106,247,320

Net increase (decrease) from fund share transactions	(253,021,340)	(1,228,223,624)

Total increase (decrease) in net assets	(87,493,827)	(1,214,268,127)

Net assets:
Beginning of period	$2,910,225,152	$4,124,493,279

End of period	$2,822,731,325	$2,910,225,152

Undistributed net investment income	$5,817,150	$13,817,160

*Transactions in fund shares:
Shares issued	2,917,464	7,347,742
Shares issued in connection with reorganization(a)	—	—
Shares redeemed	(10,667,444)	(44,350,073)
Reinvested dividends	882,114	2,969,722

Net increase (decrease) in shares outstanding	(6,867,866)	(34,032,609)

(a)	Fund commenced operations on January 1, 2006 (See Note 1)

The accompanying notes form an integral part of these financial statements.
52

	Partners Value		Hickory		Partners III

	Six months ended Sept. 30, 2006 (Unaudited)	Year ended March 31, 2006	Six months ended Sept. 30, 2006 (Unaudited)	Year ended March 31, 2006	Six months ended Sept. 30, 2006 (Unaudited)	Three months ended March 31, 2006(a)

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,627,238	$11,190,101	$206,685	$945,863	$394,137	$455,853
Net realized gain (loss)	177,755,823	152,109,068	3,492,648	44,659,604	10,849,873	3,549,398
Net unrealized appreciation (depreciation)	(44,327,343)	(67,208,748)	13,361,915	(15,566,511)	4,711,299	2,236,856

Net increase (decrease) in net assets resulting from operations	135,055,718	96,090,421	17,061,248	30,038,956	15,955,309	6,242,107

Distributions to shareholders from:
Net investment income	(6,700,148)	(15,444,421)	(158,081)	(787,808)	(456,383)	—
Net realized gains	(64,977,946)	(36,291,188)	—	—	(3,521,413)	—

Total distributions	(71,678,094)	(51,735,609)	(158,081)	(787,808)	(3,977,796)	—

Fund share transactions:*
Proceeds from sales	70,144,360	114,393,025	19,057,055	58,062,029	5,913,227	16,186,028
Proceeds from shares issued in connection with reorganization(a)	—	—	—	—	—	242,754,985
Payments for redemptions	(253,431,249)	(959,145,846)	(38,851,475)	(86,759,522)	(5,843,143)	(561,900)
Reinvestment of distributions	66,002,764	47,790,017	136,150	692,865	3,942,589	—

Net increase (decrease) from fund share transactions	(117,284,125)	(796,962,804)	(19,658,270)	(28,004,628)	4,012,673	258,379,113

Total increase (decrease) in net assets	(53,906,501)	(752,607,992)	(2,755,103)	1,246,520	15,990,186	264,621,220

Net assets:
Beginning of period	$1,881,005,327	$2,633,613,319	$329,882,980	$328,636,460	$264,621,220	$—

End of period	$1,827,098,826	$1,881,005,327	$327,127,877	$329,882,980	$280,611,406	$264,621,220

Undistributed net investment income	$1,624,660	$6,697,570	$206,659	$158,055	$393,607	$455,853

*Transactions in fund shares:
Shares issued	2,961,486	4,954,881	555,160	1,781,250	581,409	1,592,861
Shares issued in connection with reorganization(a)	—	—	—	—	—	24,275,498
Shares redeemed	(10,727,593)	(41,673,834)	(1,131,137)	(2,638,627)	(570,424)	(55,249)
Reinvested dividends	2,853,556	2,086,366	3,960	21,143	385,395	—

Net increase (decrease) in shares outstanding	(4,912,551)	(34,632,587)	(572,017)	(836,234)	396,380	25,813,110

The accompanying notes form an integral part of these financial statements.
53

THE WEITZ FUNDS
Statements of Changes in Net Assets, Continued

	Balanced

	Six months ended Sept. 30, 2006 (Unaudited)	Year ended March 31, 2006

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$405,686	$776,356
Net realized gain (loss)	404,944	2,374,215
Net unrealized appreciation (depreciation)	1,756,899	362,650

Net increase (decrease) in net assets resulting from operations	2,567,529	3,513,221

Distributions to shareholders from:
Net investment income	(217,970)	(681,026)
Net realized gains	(1,012,046)	(2,251,834)

Total distributions	(1,230,016)	(2,932,860)

Fund share transactions:*
Proceeds from sales	3,826,279	15,263,151
Payments for redemptions	(5,019,069)	(8,076,634)
Reinvestment of distributions	1,200,255	2,848,846

Net increase (decrease) from fund share transactions	7,465	10,035,363

Total increase (decrease) in net assets	1,344,978	10,615,724

Net assets:
Beginning of period	$64,849,871	$54,234,147

End of period	$66,194,849	$64,849,871

Undistributed net investment income	$405,579	$217,863

*Transactions in fund shares:
Shares issued	339,043	1,351,891
Shares redeemed	(445,543)	(720,534)
Reinvested dividends	108,034	255,706

Net increase (decrease) in shares outstanding	1,534	887,063

The accompanying notes form an integral part of these financial statements.
54

	Short-Intermediate Income		Government Money Market

	Six months ended Sept. 30, 2006 (Unaudited)	Year ended March 31, 2006	Six months ended Sept. 30, 2006 (Unaudited)	Year ended March 31, 2006

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$2,605,575	$5,443,803	$1,360,041	$1,463,592
Net realized gain (loss)	(202,552)	161,483	546	(1,412)
Net unrealized appreciation (depreciation)	1,642,553	(2,876,508)	—	—

Net increase (decrease) in net assets resulting from operations	4,045,576	2,728,778	1,360,587	1,462,180

Distributions to shareholders from:
Net investment income	(2,606,715)	(5,617,635)	(1,360,041)	(1,463,592)
Net realized gains	—	(628,361)	—	—

Total distributions	(2,606,715)	(6,245,996)	(1,360,041)	(1,463,592)

Fund share transactions:*
Proceeds from sales	14,417,028	68,607,713	77,443,064	171,467,179
Payments for redemptions	(43,053,108)	(71,588,203)	(80,542,195)	(152,548,064)
Reinvestment of distributions	2,495,278	6,012,601	1,327,301	1,400,603

Net increase (decrease) from fund share transactions	(26,140,802)	3,032,111	(1,771,830)	20,319,718

Total increase (decrease) in net assets	(24,701,941)	(485,107)	(1,771,284)	20,318,306

Net assets:
Beginning of period	$156,909,984	$157,395,091	$61,007,701	$40,689,395

End of period	$132,208,043	$156,909,984	$59,236,417	$61,007,701

Undistributed net investment income	$166,295	$167,435	$—	$—

* Transactions in fund shares:
Shares issued	1,276,772	5,966,002	77,443,064	171,467,179
Shares redeemed	(3,815,698)	(6,243,380)	(80,542,195)	(152,548,064)
Reinvested dividends	221,478	527,062	1,327,301	1,400,603

Net increase (decrease) in shares outstanding	(2,317,448)	249,684	(1,771,830)	20,319,718

The accompanying notes form an integral part of these financial statements.
55

THE WEITZ FUNDS
Partners III Opportunity Fund
Statement of Cash Flows Six Months Ended September 30, 2006 (Unaudited)

Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$15,955,309
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(67,975,742)
Proceeds from sale of investment securities	57,497,268
Proceeds from securities sold short	2,775,109
Purchase of short-term investment securities, net	(4,975)
Decrease in accrued interest and dividends receivable	60,673
Decrease in receivable for securities sold	622,912
Increase in receivable for fund shares sold	(200,000)
Increase in dividends payable on securities sold short	126,815
Decrease in payable for securities purchased	(4,893)
Decrease in due to adviser and other expenses	(52,888)
Net unrealized appreciation on investments, options and short sales	(4,711,299)
Net realized gain on investments, options and short sales	(10,849,873)

Net cash used in operating activities	(6,761,584)

Cash flows from financing activities:
Proceeds from sales of fund shares	5,913,227
Payments for redemptions of fund shares	(5,843,143)
Cash distributions to shareholders	(35,207)
Decrease in due from broker	8,421,961
Decrease in due to custodian	(1,695,254)

Net cash provided by financing activities	6,761,584

Net increase in cash	—

Cash:
Balance, beginning of period	—

Balance, end of period	$—

Supplemental disclosure of cash flow information:
Cash payments for interest	$310,904

Noncash financing activities:
Reinvestment of shareholder distributions	$3,942,589

The accompanying notes form an integral part of these financial statements.
56

THE WEITZ FUNDS
Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2006 (Unaudited)
			Year ended March 31,

			2006	2005	2004	2003	2002

Net asset value, beginning of period	$36.33		$36.14	$37.78	$26.85	$34.25	$34.73

Income (loss) from investment operations:
Net investment income	0.09		0.29	0.36	0.19	0.23	0.27
Net gain (loss) on securities (realized and unrealized)	2.61		1.14	1.51	10.89	(7.12)	0.29

Total from investment operations	2.70		1.43	1.87	11.08	(6.89)	0.56

Less distributions:
Dividends from net investment income	(0.19)		(0.37)	(0.21)	(0.15)	(0.20)	(0.37)
Distributions from realized gains	(0.29)		(0.87)	(3.30)	—	(0.31)	(0.67)

Total distributions	(0.48)		(1.24)	(3.51)	(0.15)	(0.51)	(1.04)

Net asset value, end of period	$38.55		$36.33	$36.14	$37.78	$26.85	$34.25

Total return	7.5	%†	4.0%	5.1%	41.3%	(20.2%)	1.5%

Ratios/supplemental data:
Net assets, end of period ($000)	2,822,731		2,910,225	4,124,493	4,409,206	3,018,999	4,513,819

Ratio of expenses to average net assets	1.14	%*	1.12%	1.10%	1.11%	1.08%	1.06%

Ratio of net investment income to average net assets	0.41	%*	0.64%	0.95%	0.57%	0.76%	0.87%

Portfolio turnover rate	19	%†	40%	26%	12%	18%	13%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.
57

THE WEITZ FUNDS
Partners Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2006 (Unaudited)
			Year ended March 31,

			2006	2005	2004	2003	2002

Net asset value, beginning of period	$23.52		$22.98	$22.52	$16.41	$20.79	$21.27

Income (loss) from investment operations:
Net investment income	0.03		0.14	0.15	0.03	0.06	0.13
Net gain (loss) on securities (realized and unrealized)	1.75		0.95	1.09	6.10	(4.27)	(0.14)

Total from investment operations	1.78		1.09	1.24	6.13	(4.21)	(0.01)

Less distributions:
Dividends from net investment income	(0.09)		(0.15)	(0.08)	(0.02)	(0.05)	(0.21)
Distributions from realized gains	(0.87)		(0.40)	(0.70)	—	(0.12)	(0.26)

Total distributions	(0.96)		(0.55)	(0.78)	(0.02)	(0.17)	(0.47)

Net asset value, end of period	$24.34		$23.52	$22.98	$22.52	$16.41	$20.79

Total return	7.8	%†	4.8%	5.5%	37.4%	(20.3%)	(0.1%)

Ratios/supplemental data:
Net assets, end of period ($000)	1,827,099		1,881,005	2,633,613	2,936,054	2,203,585	3,136,878

Ratio of expenses to average net assets	1.15	%*	1.14%	1.13%	1.13%	1.10%	1.08%

Ratio of net investment income to average net assets	0.18	%*	0.49%	0.61%	0.16%	0.35%	0.69%

Portfolio turnover rate	20	%†	36%	22%	11%	20%	10%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.
58

THE WEITZ FUNDS
Hickory Fund
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2006 (Unaudited)
			Year ended March 31,

			2006	2005	2004	2003	2002

Net asset value, beginning of period	$34.21		$31.36	$28.86	$17.97	$27.01	$25.39

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.09	0.19	0.25	0.17	(0.02)
Net gain (loss) on securities (realized and unrealized)	1.84		2.84	2.54	10.90	(9.07)	1.65

Total from investment operations	1.87		2.93	2.73	11.15	(8.90)	1.63

Less distributions:
Dividends from net investment income	(0.02)		(0.08)	(0.23)	(0.26)	(0.14)	—
Distributions from realized gains	—		—	—	—	—	(0.01)

Total distributions	(0.02)		(0.08)	(0.23)	(0.26)	(0.14)	(0.01)

Net asset value, end of period	$36.06		$34.21	$31.36	$28.86	$17.97	$27.01

Total return	5.5	%†	9.3%	9.4%	62.2%	(33.0%)	6.4%

Ratios/supplemental data:
Net assets, end of period ($000)	327,128		329,883	328,636	274,991	178,528	346,654

Ratio of expenses to average net assets	1.22	%*	1.20%	1.21%	1.30%	1.32%	1.25%

Ratio of investment income (loss) to average net assets	0.13	%*	0.28%	0.65%	0.96%	0.78%	(0.08%)

Portfolio turnover rate	27	%†	65%	58%	50%	64%	18%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.
59

THE WEITZ FUNDS
Partners III Opportunity Fund
Financial Highlights

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2006 (Unaudited)		Three months ended March 31, 2006(a)

Net asset value, beginning of period	$10.25		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.02
Net gain (loss) on securities (realized and unrealized)	0.60		0.23

Total from investment operations	0.62		0.25

Less distributions:
Dividends from net investment income	(0.02)		—
Distributions from realized gains	(0.14)		—

Total distributions	(0.16)		—

Net asset value, end of period	$10.71		$10.25

Total return	6.1	%†	2.5	%†

Ratios/supplemental data:
Net assets, end of period ($000)	280,611		264,621

Ratio of net expenses to average net assets(c)	1.66	%*	1.52	%*(b)

Ratio of net investment income to average net assets	0.29	%*	0.72	%*

Portfolio turnover rate	21	%†	32	%†

*	Annualized
†	Not Annualized
(a)	Fund commenced operations on January 1, 2006 (See Note 1)
(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.
(c)	Included in the expense ratio is 0.24% and 0.12% related to interest expense and 0.20% and 0.20% related to dividend expense on securities sold short for the periods ended September 30, 2006 and March 31, 2006, respectively.

The accompanying notes form an integral part of these financial statements.
60

THE WEITZ FUNDS
Balanced Fund
Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2006 (Unaudited)				Six months ended March 31, 2004(a)
			Year ended March 31,

			2006	2005

Net asset value, beginning of period	$11.30		$11.17	$10.52	$10.00

Income (loss) from investment operations:
Net investment income	0.07		0.14	0.09	0.01
Net gain on securities (realized and unrealized)	0.38		0.53	0.80	0.52

Total from investment operations	0.45		0.67	0.89	0.53

Less distributions:
Dividends from net investment income	(0.04)		(0.12)	(0.06)	(0.01)
Distributions from realized gains	(0.18)		(0.42)	(0.18)	—	#

Total distributions	(0.22)		(0.54)	(0.24)	(0.01)

Net asset value, end of period	$11.53		$11.30	$11.17	$10.52

Total return	4.0	%†	6.1%	8.5%	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	66,195		64,850	54,234	23,129

Ratio of net expenses to average net assets	1.15	%*	1.15%	1.21%	1.25	%*††

Ratio of net investment income to average net assets	1.25	%*	1.28%	0.89%	0.09	%*

Portfolio turnover rate	14	%†	36%	50%	5	%†

*	Annualized
†	Not Annualized
#	Amount rounds to less than $0.01
††	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.
(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.
61

THE WEITZ FUNDS
Short-Intermediate Income Fund
Financial Highlights

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2006 (Unaudited)
			Year ended March 31,

			2006	2005	2004	2003	2002

Net asset value, beginning of period	$11.26		$11.50	$11.71	$11.29	$11.17	$11.24

Income (loss) from investment operations:
Net investment income	0.22		0.38	0.26	0.30	0.43	0.53
Net gain (loss) on securities (realized and unrealized)	0.12		(0.19)	(0.16)	0.45	0.18	(0.04)

Total from investment operations	0.34		0.19	0.10	0.75	0.61	0.49

Less distributions:
Dividends from net investment income	(0.22)		(0.39)	(0.31)	(0.33)	(0.49)	(0.56)
Distributions from realized gains	—		(0.04)	—	—	—	—

Total distributions	(0.22)		(0.43)	(0.31)	(0.33)	(0.49)	(0.56)

Net asset value, end of period	$11.38		$11.26	$11.50	$11.71	$11.29	$11.17

Total return	3.0	%†	1.7%	0.9%	6.7%	5.6%	4.4%

Ratios/supplemental data:
Net assets, end of period ($000)	132,208		156,910	157,395	95,733	52,984	47,692

Ratio of net expenses to average net assets	0.74	%*	0.74%	0.75%#	0.75%#	0.75%#	0.75%#

Ratio of net investment income to average net assets	3.68	%*	3.29%	2.51%	2.72%	3.90%	5.08%

Portfolio turnover rate	3	%†	24%	41%	48%	31%	16%

*	Annualized
†	Not Annualized
#	Absent voluntary waivers, the expense ratio would have been 0.76%, 0.88%, 0.91%, and 0.95% for the years ended March 31, 2005, 2004, 2003, and 2002, respectively.

The accompanying notes form an integral part of these financial statements.
62

THE WEITZ FUNDS
Government Money Market Fund
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2006 (Unaudited)
			Year ended March 31,

			2006	2005	2004	2003	2002

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.023		0.030	0.010	0.005	0.010	0.024

Less distributions:
Dividends from net investment income	(0.023)		(0.030)	(0.010)	(0.005)	(0.010)	(0.024)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	2.3	%†	2.9%	1.0%	0.5%	1.0%	2.5%

Ratios/supplemental data:
Net assets, end of period ($000)	59,236		61,008	40,689	49,103	70,732	40,763

Ratio of net expenses to average net assets#	0.36	%*	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	4.49	%*	2.96%	1.00%	0.48%	1.02%	2.40%

*	Annualized
†	Not Annualized
#	Absent voluntary waivers, the expense ratio would have been 0.88% for the period ended September 30, 2006 and 0.89%, 0.90%, 0.91%, 0.91% and 0.94% for the years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.

The accompanying notes form an integral part of these financial statements.
63

THE WEITZ FUNDS
Notes to Financial Statements September 30, 2006 (Unaudited)

(1)	Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2006, the Trust had seven series in operation: Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Short-Intermediate Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”). The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003. Each of the other Funds in the Trust (other than the Balanced Fund and Partners III Opportunity Fund) is a successor in interest to certain funds having the same names and investment objectives that were included as series of two other investment companies previously managed by Wallace R. Weitz & Company (the “Adviser”), namely, The Weitz Series Fund, Inc. and The Weitz Partners Fund, Inc. (the “Predecessor Funds”). At shareholder meetings in March, 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. The Partners III Opportunity Fund was originally organized in June 1983 as a Nebraska limited partnership (the “Partnership”). Effective as of the close of business on December 30, 2005, the Partnership was reorganized into a series of the Trust through a tax-free exchange of 24,275,498 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Partnership. At the time of the exchange, the Partnership had net assets of $242,754,985 including net unrealized appreciation of $35,027,995.

The investment objective of the Value Fund, Partners Value Fund, Hickory Fund and Partners III Opportunity Fund (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stocks and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Weitz Equity Funds, Balanced Fund and Short-Intermediate Income Fund

Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

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•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b)	Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d)	Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

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(e)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income Fund pays income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)	Related Party Transactions

Each Fund has retained the Adviser as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income Fund and the Government Money Market Fund pay the Adviser, on a monthly basis, an annual advisory fee. Prior to August 1, 2006, the annual advisory fee was equal to 0.50% of the respective Fund’s average daily net assets. Effective August 1, 2006, the annual advisory fee is equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity Funds (excluding the Partners III Fund), Balanced Fund and Short-Intermediate Income Fund or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses exceed 1.50%, 1.25% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity Funds, Balanced Fund and Short-Intermediate Income Fund did not exceed the percentage limitation during the six months ended September 30, 2006. Through July 31, 2007, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest and

66

brokerage commissions exceed 0.10% of the Fund’s average daily net assets. The fees waived by the Adviser for the Government Money Market Fund for the six months ended September 30, 2006 were $156,536.

As of September 30, 2006, the controlling shareholder of the Adviser held approximately 48% of the Government Money Market Fund, 39% of the Partners III Fund, 37% of the Balanced Fund and 11% of the Hickory Fund.

(4)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value

	Six months ended Sept. 30, 2006	Year ended March 31, 2006	Six months ended Sept. 30, 2006	Year ended March 31, 2006

Distributions paid from:
Ordinary income	$21,008,514	$73,129,201	$17,582,268	$29,803,971
Long-term capital gains	14,848,518	43,467,400	54,095,826	21,931,638

Total distributions	$35,857,032	$116,596,601	$71,678,094	$51,735,609

	Hickory		Partners III

	Six months ended Sept. 30, 2006	Year ended March 31, 2006	Six months ended Sept. 30, 2006	Three months ended March 31, 2006(a)

Distributions paid from:
Ordinary income	$158,081	$787,808	$456,383	$—
Long-term capital gains	—	—	3,521,413	—

Total distributions	$158,081	$787,808	$3,977,796	$—

	Balanced		Short-Intermediate Income

	Six months ended Sept. 30, 2006	Year ended March 31, 2006	Six months ended Sept. 30, 2006	Year ended March 31, 2006

Distributions paid from:
Ordinary income	$568,668	$1,904,615	$2,606,715	$5,617,635
Long-term capital gains	661,348	1,028,245	—	628,361

Total distributions	$1,230,016	$2,932,860	$2,606,715	$6,245,996

(a)	Fund commenced operations on January 1, 2006 (See Note 1)

The distributions paid by the Government Money Market Fund for the six months ended September 30, 2006 and for the year ended March 31, 2006 were all from ordinary income.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Hickory

Undistributed ordinary income	$21,001,835	$17,575,512	$158,055
Undistributed long-term gains	14,844,218	54,094,636	—
Capital loss carryforwards	—	—	(66,025,209)
Post October capital loss deferral	—	—	—
Net unrealized appreciation (depreciation)	548,115,238	413,218,665	19,078,707

	$583,961,291	$484,888,813	$(46,788,447)

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	Partners III	Balanced	Short- Intermediate Income

Undistributed ordinary income	$455,853	$568,007	$175,091
Undistributed long-term gains	3,519,411	661,081	—
Capital loss carryforwards	—	—	—
Post October capital loss deferral	—	—	(31,831)
Net unrealized appreciation (depreciation)	36,962,459	2,250,357	(3,412,799)

	$40,937,723	$3,479,445	$(3,269,539)

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that the carryforwards are used, no capital gains distributions will be made. The Government Money Market Fund has a capital loss carryforward of $1,882 which expires as follows: March 31, 2013 – $470 and March 31, 2014 – $1,412. The Hickory Fund’s carryforward expires on March 31, 2012.

(5)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income

Purchases	$476,564,900	$337,565,663	$83,592,016	$67,363,276	$10,546,830	$4,413,596
Proceeds	627,006,934	491,278,755	95,388,897	59,300,611	8,608,864	17,686,703

The cost of investments is the same for financial reporting and Federal income tax purposes for the Government Money Market Fund. The cost of investments for Federal income tax purposes for the Value, Partners Value, Hickory, Partners III, Balanced and Short-Intermediate Income Funds is $2,248,376,996, $1,462,200,243, $294,292,076, $247,100,344, $62,138,881 and $133,329,978, respectively.

At September 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income

Appreciation	$597,334,257	$375,759,966	$39,439,272	$48,302,066	$4,923,782	$372,028
Depreciation	(21,472,206)	(6,850,969)	(7,004,392)	(5,619,084)	(916,526)	(2,142,275)

Net	$575,862,051	$368,908,997	$32,434,880	$42,682,982	$4,007,256	$(1,770,247)

(a)	Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these

68

differences could be material. Illiquid and/or restricted securities owned at September 30, 2006, include the following:

	Acquisition Date	Value	Partners Value	Hickory	Partners III

Adelphia Communications Corp. - CL A	7/25/02	$494,900	$300,300	$—	$—
CBRE Realty Finance, Inc.	6/02/05	20,250,000	—	6,750,000	—
Continental Resources	1/28/87	—	—	—	43,750
Convera Corp.	2/23/06	—	—	2,775,000	2,250,000
Intelligent Systems Corp.	12/03/91	—	—	—	1,934,546
Lynch Interactive Corp.	9/09/96	—	—	2,620,390	—

Total cost of illiquid and/or restricted securities		$20,744,900	$300,300	$12,145,390	$4,228,296

Value		$19,779,725	$80,850	$11,423,800	$3,830,918

Percent of net assets		0.7%	0.0%	3.5%	1.4%

(b)	Options Written

Transactions relating to options written for the six months ended September 30, 2006 are summarized as follows:

	Value		Partners Value

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	2,000	$515,288	9,000	$3,624,496
Options written	—	—	—	—
Options exercised	—	—	(8,000)	(3,366,843)
Options expired	(2,000)	(515,288)	(1,000)	(257,653)
Options closed	—	—	—	—

Options outstanding, end of period	—	$—	—	$—

	Hickory		Partners III

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	1,650	$615,775	1,700	$657,509
Options written	1,400	459,246	1,400	459,245
Options exercised	(250)	(52,873)	(650)	(247,865)
Options expired	(250)	(57,123)	(250)	(57,123)
Options closed	(1,550)	(605,036)	(1,200)	(451,777)

Options outstanding, end of period	1,000	$359,989	1,000	$359,989

	Balanced

	Numbers of Contracts	Premiums

Options outstanding, beginning of period	25	$14,937
Options split	25	—
Options exercised	(50)	(14,937)
Options expired	—	—
Options closed	—	—

Options outstanding, end of period	—	$—

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(6)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2006	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2006	Value Sept. 30, 2006	Dividend Income	Realized Gains/ (Losses)

CBRE Realty Finance, Inc*	1,350,000	—	—	1,350,000	$19,656,000	$850,500	$—
Redwood Trust, Inc.	2,250,000	80,000	—	2,330,000	117,362,100	3,262,000	—

Totals					$137,018,100	$4,112,500	$—

Partners Value

Name of Issuer	Number of Shares Held March 31, 2006	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2006	Value Sept. 30, 2006	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp.	116,000	—	—	116,000	$4,485,720	$—	$—

Partners III

Name of Issuer	Number of Shares Held March 31, 2006	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2006	Value Sept. 30, 2006	Dividend Income	Realized Gains/ (Losses)

Intelligent Systems Corp.	883,999	—	—	883,999	$2,103,918	$—	$—

*	Company was considered a non-controlled affiliate at March 31, 2006, but as of September 30, 2006, they are no longer a non-controlled affiliate.

(7)	Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8)	Margin Borrowing Agreement

The Partners III Fund has a margin account with its prime broker under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (5.905% at September 30, 2006). Interest is accrued daily and paid monthly. The Fund held a cash balance of $38,669,353 with the broker at September 30, 2006.

The Fund is exposed to credit risk from its prime broker, Merrill Lynch, who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(9)	New Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” effective for fiscal years beginning after December 15, 2006. This pronouncement provides guidance on the recognition, measurement, classification and disclosures related to uncertain tax positions, along with any related interest and penalties. The Funds do not believe that the impact of the adoption of FIN 48 will be material to the financial statements.

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ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES
(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $10,000 divided by $1,000 = 10), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/1/06 – 9/30/06” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/1/06	Ending Account Value 9/30/06	Annualized Expense Ratio	Expenses Paid from 4/1/06 - 9/30/06(1)

Value	Actual	$1,000.00	$1,074.91	1.14%	$5.93
	Hypothetical(2)	1,000.00	1,019.30	1.14%	5.77

Partners Value	Actual	1,000.00	1,077.65	1.15%	5.99
	Hypothetical(2)	1,000.00	1,019.25	1.15%	5.82

Hickory	Actual	1,000.00	1,054.60	1.22%	6.28
	Hypothetical(2)	1,000.00	1,018.90	1.22%	6.17

Partners III	Actual	1,000.00	1,060.55	1.66%	8.57
	Hypothetical(2)	1,000.00	1,016.70	1.66%	8.39

Balanced	Actual	1,000.00	1,040.10	1.15%	5.88
	Hypothetical(2)	1,000.00	1,019.25	1.15%	5.82

Short-Intermediate	Actual	1,000.00	1,030.48	0.74%	3.77
Income	Hypothetical(2)	1,000.00	1,021.30	0.74%	3.75

Government	Actual	1,000.00	1,022.53	0.36%	1.83
Money Market	Hypothetical(2)	1,000.00	1,023.20	0.36%	1.83

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365)

(2)	Assumes 5% total return before expenses.
71

OTHER INFORMATION
(Unaudited)

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Government Money Market Fund) voted proxies relating to portfolio securities during the twelve month period ended June 30, 2006 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Wallace R. Weitz & Company (“Weitz & Co.”) The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish to the Trustees such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 16, 2006. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to their respective benchmark indices as well as the performance of other funds in the Funds’ peer groups on a long-term basis and over shorter time periods.

With respect to the equity funds managed by Weitz & Co., consisting of Value Fund, Partners Value Fund, Hickory Fund and Partners III Opportunity Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm.

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In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for the Equity Funds are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz & Co. for the Balanced Fund was favorable and that Weitz & Co. produced these results in a manner consistent with the stated investment objective and policies of the Balanced Fund. The Board also discussed with representatives of Weitz & Co. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments and it was noted that the Balanced Fund currently has a substantially smaller asset base than the Equity Funds. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

With respect to the fixed income funds managed by Weitz & Co., consisting of the Short-Intermediate Income Fund and the Government Money Market Fund (the “Fixed Income Funds”), the Board then noted the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz & Co. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In connection with their consideration of the continuation of the Agreements for the Fixed Income Funds, the Board was informed by the representatives of Weitz & Co. that Weitz & Co. was proposing reductions in the investment advisory fees payable by the Fixed Income Funds to Weitz & Co. Weitz & Co. informed the Board that after a review of the investment advisory fees paid by other similar fixed income funds, it was Weitz & Co.’s recommendation to lower the investment advisory fees in order to increase the overall competitiveness of each of the Fixed Income Funds by offering fees that were lower than their current applicable fee levels. The Board then reviewed matters with respect to the proposed new fee structure for the Fixed Income Funds, and Weitz & Co. confirmed to the Board that they intended to continue to maintain the current voluntary operating expense limit for the Short-Intermediate Income Fund at its current level, to contractually reduce the operating expense limit for the Government Money Market Fund through July 31, 2007 and to also maintain the same level of investment advisory services for the Fixed-Income Funds.

73

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that had been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that the Funds are not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “no-transaction fee”, or “fund supermarket”, programs out of their own resources. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz & Co. under the Agreements, the Board also took note of the administration fees that are payable by each of the Funds to Weitz & Co. under the terms of the Administration Agreements, and the Board members indicated that they had considered such administration fees, including the level and amount of these fees, the method of calculating these fees, and the services provided by Weitz & Co. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz & Co. for the overall level of services that Weitz & Co. provides to the Funds and their shareholders.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted the overall level and quality of investment advisory and management services provided by Weitz & Co. to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

74

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75

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund – WVALX
Partners Value Fund – WPVLX
Hickory Fund – WEHIX
Partners III Opportunity Fund – WPOPX
Balanced Fund – WBALX
Short-Intermediate Income Fund – WEFIX
Government Money Market Fund – WGMXX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

10/31/06

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title) */s/ Wallace R. Weitz
Wallace R. Weitz, President
Date October 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz
Wallace R. Weitz, President

Date October 31, 2006

By (Signature and Title)* /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer

Date October 31, 2006

* Print the name and title of each signing officer under his or her signature.